UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2016

AIM EXPLORATION INC.
(Exact name of registrant as specified in charter)

Nevada	000-55358	67-0682135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 South Green Valley Parkway, Suite 300 Henderson, Nevada	89012
(Address of principal executive offices)	(Zip Code)

1-844-246-7378
Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.02                       Termination of a Material Definitive Agreement

On August 3, 2016, Aim Exploration, Inc. (the “Company”) eentered into a Cancellation of Mining Concession Asset Acquisition Agreement with Paladino Mining and Development Corp. (“Paladino”) whereby the Company and Paladino agreed to cancel the Mining Concession Asset Acquisition Agreement made effective as of October 15, 2014 (disclosed on a Form 8-K filed with the Commission on October 20, 2014). The parties have agreed to return any shares they hold in the other company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIM EXPLORATION INC.

Date: August 8, 2016	By:	/s/ James Robert Todhunter
James Robert Todhunter, President & C.E.O.